Exhibit 99.2

October 29, 2018 Analyst Presentation

Key Investment Highlights Premier Natural Gas Asset Base 680,000 core net Marcellus acres / ~2,400 undeveloped locations Contiguous acreage position allows longer laterals Leading U.S. natural gas producer >4.0 Bcfe per day Path to Sustainable Free Cash Flow Free cash flow forecast of $200 MM in 2019, ~$2.1 B cumulative 2019-2023 Falling capital requirements with lower growth rates and shallower base declines Upstream transition from growth to manufacturing will drive development efficiencies Financial Strength Investment grade credit ratings Peer-leading leverage levels at 2.1x net debt / EBITDA 19.9% ETRN retained stake 2

Separation Timeline Distribution of ETRN from EQT will occur at 11:59 PM on November 12, 2018 Each EQT share will receive 0.8 shares of Equitrans Midstream Corporation (NYSE: ETRN) “When-issued” trading from October 31, 2018 to November 12, 2018, under the ticker “ETRN WI” “Regular way” trading will begin on November 13, 2018, under the ticker “ETRN” 255 MM shares of ETRN will be outstanding 255 MM shares of EQT will be outstanding 3 Based on EQT’s common stock outstanding, including restricted shares, as of September 30, 2018

EQT Production Valuation EQT Production is currently valued at ~3.8x EV / EBITDAX 4 (1)EQGP and EQM go ex-distribution on 11/1/2018; EQT expects to collect these distributions (2)Based on EQGP and EQM market prices of $16.56 and $47.50 as of 10/25/18, respectively; ETRN will own 276 million EQGP units and 15.4 million EQM units (3)Based on EQT’s common stock outstanding, including restricted shares, as of September 30, 2018 EQT Production Valuation EQT Share Price (as of 10/25/18) $ 35.34 Shares Outstanding (3) 255 MM Market Cap $ 9.0 B Plus: Adjusted Net Debt $ 5.0 B 19.9% ETRN Stake (2) $ 1.1 B 80.1% ETRN Stake (2) $ 4.2 B Less: Total ETRN Value (2) $ 5.3 B Implied EQT Production Enterprise Value $ 8.7 B Est. 2019 EQT Production EBITDAX $ 2.3 B Implied EV / EBITDAX Multiple 3.8x Implied EQT Production Value Per Share $ 14.53 Adjusted Net Debt 2018 Q3 Production Net Debt (Actual) $ 5.1 B Less: Q3 EQM / EQGP Distributions Earned (1) $ (0.1) B 2018 Q3 Production Adjusted Net Debt $ 5.0 B 4.0x 5.0x 6.0x 7.0x $17 $26 $35 $44 EQT Production Value Per Share Production 2019 EV / EBITDAX Multiple Every 1.0x of multiple is worth ~$9 per share to EQT

Equitrans Valuation 5 Market value implies 2019 Yield of ~8-9% (1)Prices as of 10/25/2018 (2)Implied share price based on mid-point of expected dividend range 2019 Yield Implied Share Price (2) EQGP 276.0 $16.56 $4.6 8.0% $23 EQM 15.4 $47.50 $0.7 7.0% $26 ETRN Market Implied Value $5.3 6.0% $30 5.0% $36 ETRN Shares Outstanding (MM) 255 Implied ETRN Market Value per Share $20.83 2019 Expected Dividend per Share $1.70 - $1.90 Implied 2019 Yield 8.2% - 9.1% Yield Compression Impact Value ($ B) Unit Price (1) Units Owned (MM)

EQT Separation 6 EQT separation highlights sum-of-the-parts discount to intrinsic value (1)Current EQT Value per Share is equal to Post-Separation EQT Value per Share plus ETRN value distributed per EQT share (2)Based on EQGP and EQM market prices of $16.56 and $47.50 as of 10/25/18, respectively (3)Assumes midpoint of ETRN guidance for 2019 dividends of $1.70 - $1.90 per share Separation Current EQT Share Price: $35.34 (at 10/25/18) 80.1% ETRN Public Stake (2) $16.67 19.1% ETRN EQT Stake (2) $4.14 Implied EQT Production $14.53 80.1% ETRN Public Stake (2) $16.67 19.1% ETRN EQT Stake (2) $4.14 Implied EQT Production $14.53 Current EQT Value Per Share (1) Production 2019 EV / EBITDAX Multiple 4.0x 5.0x 6.0x 7.0x 8% $39 $48 $57 $66 7% $42 $51 $60 $69 6% $47 $56 $65 $74 5% $53 $62 $71 $80 ETRN 2019 Yield (3) Post-Separation EQT Value Per Share Production 2019 EV / EBITDAX Multiple 4.0x 5.0x 6.0x 7.0x 8% $21 $30 $39 $48 7% $22 $31 $40 $49 6% $23 $32 $41 $50 5% $24 $33 $42 $51 ETRN 2019 Yield (3)

(1)As of 10/25/18 (2)Enterprise value is calculated by utilizing EQT share price as of 10/25/18 and excludes net debt of EQM (3)Acres and locations as of 9/30/18 EQT Profile 7 Well-positioned to improve overall well economics and deliver stronger returns Market Cap(1) $ 9.0 B Enterprise Value(2) $ 14.1 B Net Marcellus Acres(3) 1,000,000 Core Net Marcellus Acres(3) 680,000 Core Marcellus Undeveloped Locations(3) 2,400 2017 Proved Developed Reserves 11.3 Tcfe 2017 Proved Undeveloped Reserves 10.1 Tcfe 2018E Production 1,460 – 1,480 Bcfe

Renewed Focus of Upstream Business Sustainable free cash flow Capital allocation decisions weighed against market conditions Capital efficiency and cash flow generation drive investment decisions 8 Capital discipline drives value for the EQT shareholder Strong balance sheet Maintaining growth Returning cash to shareholders Focus Value Delivery

Steady 5-Year Outlook 9 Base case – mid-single digit average annual growth Capital Expenditures Free Cash Flows(2) (1)Amount of capital required to keep volume flat at 1.46 Tcfe per year (2)Free cash flow forecast assumes NYMEX Henry Hub Strip at 10/15/18 for 2019, and $2.85 NYMEX thereafter $2.1 B of Free Cash Flow Generation Over 5 Years (1) $- $100 $200 $300 $400 $500 $600 $700 2019 2020 2021 2022 2023 Millions $- $500 $1,000 $1,500 $2,000 $2,500 2019 2020 2021 2022 2023 Millions Maintenance CapEx Growth CapEx

Impact of Volume Curtailment

System, operational, and wellhead constraints delay production volumes

2019 Curtailment (Bcfe)

System constraints	75
Fuel & LUF	45
Operational reductions	30
Wellhead contraints	20
Total Curtailment	170
Est. 2019 Net Sales Volume[(1)]	1,490
Effective Curtailment	10.2%

All curtailed volumes except for Fuel & LUF are not lost – but rather delayed to later periods

- System constraints
  - Flow limitations on downstream gathering and transmission systems
  - Maintenance outages
  - Back-off of lower pressure existing volumes due to new, higher pressure volumes
- Fuel & LUF
  - Gas used for compressor fuel and lost / unaccounted for
- Operational reductions
  - Well shut-ins due to neighboring operations / frac activity
- Wellhead constraints
  - Flow limitations on production surface equipment

[(1)] *Based on midpoint of 2019 sales volume guidance range of 1,470 – 1,510 Bcfe*

10

2013 2017 2018 2019 2016 2015 2014 2023 Benefits of Manufacturing Mode Tied Directly to Capital Efficiency Volatility in activity reduces consistency, which results in inefficient capital development Minor delays in infrastructure stresses short-term volume growth Incentivizes uneconomic decisions to “make-up” for delayed volumes 11 Frac Crews Growth Mode Manufacturing Mode Targeting capital efficiency Achieve operational efficiencies only available in steady-state operations Ability to modestly flex up or down one or two crews in different pricing environments

Manufacturing Approach to Development Set operational goals Targeted reduction in cost per well over 5 years Measurable increase in well productivity over 5 years Execute the plan Real-time operation centers for all operations Drilling, completions and production already seeing improvements Focus on data science and machine learning Optimize land position to support growth plan Measure results vs. goals Use six-sigma framework to reduce waste and variability Implement lessons-learned Report internally and externally on progress made annually Continue to drive toward “perfect well” 12

Firm Transportation Portfolio 13 Assets to directly capture 85% of U.S. natural gas demand growth Pricing at premium markets offsets majority of transmission costs Without firm takeaway capacity, local market would be overwhelmed 490,000 Dth/d 1,290,000 Dth/d 1,370,000 Dth/d 933,000 Dth/d EQT Prices as of October 10, 2018 Estimated Realized Basis $ / Dth 2019E 2020E 2021E Delivered Basis ($0.09) ($0.07) ($0.10) Local Basis ($0.47) ($0.50) ($0.57) Delivered Pickup $0.38 $0.43 $0.47 Transport Cost $0.46 $0.55 $0.56 Net Delivered Basis ($0.55) ($0.62) ($0.66)

($B) As of 9/30/18 Senior notes (principal value) $ 4.6 Credit facility borrowings 0.5 Cash 0.0 Net debt (total debt minus cash) $ 5.1 Financial Strength Investment grade at all three agencies: S&P (BBB), Moody’s (Baa3), and Fitch (BBB-) Reduced borrowing costs Assures operational flexibility through cycles Minimizes counterparty letter of credit requirements Strong liquidity and low leverage $2.5 billion revolver at EQT 14 Investment grade balance sheet Investment Grade Rating (S&P) and Low Leverage – EQT vs. Marcellus Peers(2) Net Debt(1) (1)Debt and cash exclude EQM (2)Peers: AR, CNX, GPOR, RRC, SWN Sub-Investment Grade 3.4x 2.7x 2.6x 2.3x 2.2x 2.1x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 EQT Net Debt / EBITDA BBB BB+ BB+ BB BB - BB - EQT Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 S&P Credit Rating Investment Grade

Key Investment Highlights Premier Natural Gas Asset Base 680,000 core net Marcellus acres / ~2,400 undeveloped locations Contiguous acreage position allows longer laterals Leading U.S. natural gas producer >4.0 Bcfe per day Path to Sustainable Free Cash Flow Free cash flow forecast of $200 MM in 2019, ~$2.1 B cumulative 2019-2023 Falling capital requirements with lower growth rates and shallower base declines Upstream transition from growth to manufacturing will drive development efficiencies Financial Strength Investment grade credit ratings Peer-leading leverage levels at 2.1x net debt / EBITDA 19.9% ETRN retained stake 15

Appendix 16

2018 Guidance 17 Based on current NYMEX natural gas prices of $2.97 Adjusted operating cash flow does not include costs or tax impacts of the separation PRODUCTION Q4 2018 Ful l - Year 2018 Total production sales volume (Bcfe) 3 65 – 3 85 1,460 – 1,4 8 0 Liquids sales volume, excluding ethane (Mbbls) 2,270 – 2,370 11,270 – 11,570 Ethane sales volume (Mbbls) 1,330 – 1,430 5,460 – 5,760 Total liquids sales volume (Mbbls) 3,600 – 3,800 16,730 – 17,330 Marcellus / Utica Rigs 9 – 11 Top - hole Rigs 2 – 4 Frac Crews 6 – 8 Unit Costs ($ / Mcfe) Gathering to EQM Midstream $ 0.50 – 0.52 Transmission to EQM Midstream $ 0.11 – 0.13 Third - party gathering and transmission $ 0.39 – 0.41 Processing $ 0.10 – 0.12 LOE, excluding production taxes $ 0.05 – 0.07 Production taxes $ 0.05 – 0.07 SG&A $ 0.09 – 0.11 DD&A $ 1.05 – 1.07 Average differential ($ / Mcf) $ (0.51) – (0.41) $ (0.40) – (0.30) Pipeline and net marketing services ($MM) $ 0 – 5 $ 40 – 50 ADJUSTED OPERATING CASH FLOW ($MM) Adjusted operating cash flow attributable to EQT Production $ 2, 250 – 2, 350 Distributions to EQT from EQM and EQGP $ 2 50 – 3 00 Interest, taxes, and other items $ 0 – 50 Adjusted operating cash flow attributable to EQT $ 2,600 – 2,7 00

Risk Management 18 Hedge Position as of October 23, 2018 (a)October – December 2018 The Company sold calendar year 2018, 2019, and 2020 calls for approximately 28, 145, and 127 Bcf, at strike prices of $3.45, $3.41, and $3.46 per Mcf, respectively. The Company purchased calendar year 2018, 2019, and 2020 calls for approximately 16, 56, and 35 Bcf at strike prices of $3.34, $3.38, and $3.36 per Mcf, respectively. The Company sold calendar year 2018 and 2019 puts for approximately 8 and 27 Bcf at strike prices of $2.99 and $2.88 per Mcf, respectively. The average price is based on a conversion rate of 1.05 MMBtu/Mcf. 218 677 393 $3.14 $3.01 $2.98 $3.32 $3.05 $2.82 $2.50 $2.60 $2.70 $2.80 $2.90 $3.00 $3.10 $3.20 $3.30 $3.40 - 100 200 300 400 500 600 700 800 2018 2019 2020 $ / Mcf Bcf Hedged Volume Average Hedge Price NYMEX Price 2018 2019 2020 NYMEX Price ($/Mcf) as of 10/23/2018 $3.32 $3.05 $2.82 NYMEX Swaps Total Volume (Bcf) 186 600 393 Average Price per Mcf (NYMEX) $3.10 $2.99 $2.98 Collars Total Volume (Bcf) 31 73 - Average Floor Price per Mcf (NYMEX) $3.28 $3.12 $0.00 Average Cap Price per Mcf (NYMEX) $3.79 $3.60 $0.00 Puts (Long) Total Volume (Bcf) 1 3 - Average Floor Price per Mcf (NYMEX) $3.02 $3.15 $0.00

Liquids 19 Volume growth and Marcellus impact Includes natural gas liquids, ethane, and oil Liquids Volume Growth Marcellus Liquids Price Impact (1200 Btu Gas) Pricing is as of 10/22/2018 and is the one-year forward NYMEX at $2.98 and Mount Belvieu for Ethane $0.38, Propane $0.88, Iso-Butane $1.02, Normal Butane $1.00, and Pentanes $1.49. $2.98 $2.98 $0.60 $0.13 $1.09 $3.58 $4.20 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Not Processed Processed $/Mcf NGLs (1.6 Gal/Mcf) Btu Premium NYMEX - 4,000 8,000 12,000 16,000 20,000 2013 2014 2015 2016 2017 2018E Mbbls

2018 Capital and Development Plan 2018 capital investments of $2.7 B (1) $2.5 B for well development 20 (1)Excludes EQT Midstream Partners capital expenditures (2)21 net EQT Acreage Marcellus Core Ohio Core Upper Devonian Core Spuds Average Length (ft) PA Marcellus 109 13,000 WV Marcellus 11 6,300 Total Marcellus 120 12,400 Ohio Utica 34 (2) 12,300 Upper Devonian 5 14,700 2018F

Cautionary Statements 21 EQT Corporation (NYSE: EQT) EQT Plaza 625 Liberty Avenue, Suite 1700 Pittsburgh, PA 15222 Blake McLean – Senior Vice President, Investor Relations and Strategy – 412.395.3561 The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible and deliverable by application of development projects to known accumulations. We use certain terms in this presentation, such as “EUR” (estimated ultimate recovery) and total resource potential, that the SEC’s rules strictly prohibit us from including in filings with the SEC. We caution you that the SEC views such estimates as inherently unreliable and these estimates may be misleading to investors unless the investor is an expert in the natural gas industry. We also note that the SEC strictly prohibits us from aggregating proved, probable and possible (3P) reserves on filings with the SEC due to the different levels of certainty associated with each reserve category. Disclosures in this presentation contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of EQT Corporation and its subsidiaries (EQT), including guidance regarding EQT’s strategy to develop its reserves; drilling plans and programs (including the number, type, depth, lateral lengths, and locations of wells to be drilled, number of frac crews and number and type of rigs); projected natural gas prices, liquids price impact, basis, premium and average differential; total resource potential, reserves and EUR; projected EQT and third party production sales volumes and growth rates (including liquids sales volumes and growth rates); internal rate of return (IRR), compound annual growth rate (CAGR) and expected after-tax returns per well; technology (including drilling and completion techniques); projected drilling and completions (D&C) costs, other well costs, G&A expenses, expense reductions and unit costs; projected frac stage lengths, proppant per foot and water per foot; projected market mix; projected gathering and transmission volume and growth rates; infrastructure programs (including the timing, cost and capacity of expected gathering and transmission expansion projects); the cost, capacity, timing of regulatory approvals; acquisition transactions; the projected capital efficiency savings and other operating efficiencies and synergies resulting from EQT’s acquisition of Rice Energy Inc. (Rice); EQT’s ability to achieve the anticipated synergies and efficiencies from its acquisition of Rice; monetization transactions, including asset sales, joint ventures or other transactions involving EQT’s assets; whether the separation of the EQT’s production and midstream businesses (the Separation) and the corresponding distribution of Equitrans Midstream Corporation (ETRN) common stock to EQT’s shareholders (the Distribution) will be completed and the timing and terms of the Separation and the Distribution; the timing and structure of any dispositions of EQT's 19.9% retained common stock of ETRN following the Separation and the Distribution and EQT's planned use of the proceeds from any such dispositions; whether the operational, financial and strategic benefits of the Separation and the Distribution can be achieved; dividend and distribution amounts and rates; projected return of capital; the projected cash flows resulting from EQT’s limited partner interests in EQT GP Holdings, LP (EQGP) and EQM Midstream Partners, LP (EQM) and related growth rates; projected cash flows, including the ability to fund the 2018 and 2019 drilling programs through cash from operations; projected free cash flow, adjusted operating cash flow attributable to EQT, adjusted operating cash flow attributable to EQT Production, pipeline, water and net marketing services revenue, and net income attributable to noncontrolling interests; projected capital contributions and capital expenditures; liquidity and financing requirements, including funding sources and availability; changes in credit ratings; potential future impairments of EQT’s assets; hedging strategy; the effects of government regulation and litigation; and tax position and the expected impact of changes to tax laws. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of EQT’s Form 10-K for the year ended December 31, 2017, as filed with the SEC and as updated by any subsequent Form 10-Qs. Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise. Information in this presentation regarding EQGP and its subsidiaries, including EQM and its subsidiaries, is derived from publicly available information published by EQGP and EQM, as applicable.

Non-GAAP Financial Measure As used in this presentation, free cash flow is defined as EQT’s net cash provided by operating activities plus changes in other assets and liabilities less capital expenditures pro forma for the announced separation and other midstream transactions. Free cash flow is a non-GAAP supplemental financial measure that management and external users of EQT’s consolidated financial statements, such as industry analysts, lenders and rating agencies, use to assess EQT’s liquidity on a consolidated pro forma basis for the announced separation and transactions. EQT believes that consolidated pro forma free cash flow provides useful information to investors in assessing the impact of the separation and other transactions on EQT’s ability to generate cash flow in excess of capital requirements and return cash to shareholders. Free cash flow should not be considered an alternative to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP. 22 Free Cash Flow

Non-GAAP Financial Measures Adjusted operating cash flow attributable to EQT and adjusted operating cash flow attributable to EQT Production are non-GAAP supplemental financial measures that are presented as indicators of an oil and gas exploration and production company’s ability to internally fund exploration and development activities and to service or incur additional debt. EQT includes this information because management believes that changes in operating assets and liabilities relate to the timing of cash receipts and disbursements and therefore may not relate to the period in which the operating activities occurred. Adjusted operating cash flow attributable to EQT is EQT’s net cash provided by operating activities, less changes in other assets and liabilities, adjusted to exclude EQM and RMP adjusted EBITDA, plus EQM and RMP interest expense plus the EQGP and RMP cash distributions payable to EQT. Prior to EQT’s 2018 operational forecast announcement in December 2017, EQT’s calculation of adjusted operating cash flow attributable to EQT did not include the addition of EQM’s and RMP’s interest expense. EQT believes it is preferable to present this non-GAAP supplemental financial measure with this adjustment as it better reflects EQT’s cash flows by excluding the cost of debt for EQM and RMP. Management believes that removing the impact on operating cash flows of the public unitholders of EQM, EQGP and RMP that is otherwise required to be consolidated in EQT’s results provides useful information to an EQT investor. As used in this news release, adjusted operating cash flow attributable to EQT Production means the EQT Production segment’s total operating revenues less the EQT Production segment’s cash operating expense, less gains (losses) on derivatives not designated as hedges, plus net cash settlements received (paid) on derivatives not designated as hedges, plus premiums received (paid) for derivatives that settled during the period, plus EQT Production asset impairments (if applicable). Adjusted operating cash flow attributable to EQT and adjusted operating cash flow attributable to EQT Production should not be considered as alternatives to net cash provided by operating activities presented in accordance with GAAP. EQT has not provided projected net cash provided by operating activities or a reconciliation of projected adjusted operating cash flow attributable to EQT or projected adjusted operating cash flow attributable to EQT Production to projected net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP. EQT is unable to project net cash provided by operating activities because this metric includes the impact of changes in operating assets and liabilities related to the timing of cash receipts and disbursements that may not relate to the period in which the operating activities occurred. EQT is unable to project these timing differences with any reasonable degree of accuracy without unreasonable efforts such as predicting the timing of its and customers’ payments, with accuracy to a specific day, three or more months in advance. Furthermore, EQT does not provide guidance with respect to its average realized price or income taxes, among other items, that are reconciling items between net cash provided by operating activities and adjusted operating cash flow attributable to EQT and adjusted operating cash flow attributable to EQT Production, as applicable. Natural gas prices are volatile and out of EQT’s control, and the timing of transactions and the income tax effects of future transactions and other items are difficult to accurately predict. Therefore, EQT is unable to provide projected net cash provided by operating activities, or the related reconciliation of projected adjusted operating cash flow attributable to EQT and projected operating cash flow attributable to EQT Production to projected net cash provided by operating activities, without unreasonable effort. 23 Adjusted Operating Cash Flow Attributable to EQT and Adjusted Operating Cash Flow Attributable to EQT Production

Non-GAAP Financial Measures As used in this presentation, Ohio retained midstream earnings before interest, taxes, depreciation and amortization (EBITDA) means the earnings before interest, taxes and depreciation of EQT’s Ohio retained midstream assets. EBITDA is a non-GAAP supplemental financial measure that management and external users of EQT’s consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, use to assess the potential contribution of the Ohio retained midstream assets to EQT’s future operating performance and cash flows. EQT believes that the projected EBITDA of the Ohio retained midstream assets provides useful information to investors in assessing the present and future impact of the assets on EQT's financial condition and results of operations. EBITDA should not be considered as an alternative to net income, operating income or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income. Additionally, because EBITDA may be defined differently by other companies in EQT's industry, the definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing the utility of the measure. EQT has not provided projected net income from the Ohio retained midstream assets, the most comparable financial measure calculated in accordance with GAAP, or a reconciliation of projected EBITDA to projected net income of the assets. The Ohio retained midstream assets are operated as part of the EQT Production business segment, and EQT does not allocate certain costs, such as interest and tax expenses, to individual assets within its business segments. Therefore, the projected net income of the Ohio retained midstream assets and a reconciliation of projected EBITDA of the assets to projected net income from those assets are not available without unreasonable effort. 24 Ohio Retained Midstream EBITDA